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                                                                    EXHIBIT 10.4

                              FIRST AMENDMENT OF
                             AMENDED AND RESTATED
                                OPERATING LEASE

STATE OF COLORADO

COUNTY OF DENVER

     THIS FIRST AMENDMENT OF AMENDED AND RESTATED OPERATING LEASE (this "First Amendment") is entered into this 19th day of June, 1998, but made effective as of the Effective Time as defined in that certain Agreement and Plan of Merger dated as of April 13, 1998, among Paragon Health Network, Inc., Paragon Acquisition Sub, Inc. and Mariner Health Group, Inc. (the "Effective Time") by and between DENVER MEDICAL INVESTORS, LTD. (L.P.). a Georgia limited partnership (hereinafter called "Landlord"), and MARINER HEALTH CARE OF NASHVILLE, INC., a Delaware corporation, successor by merger to Convalescent Services, Inc., a Georgia corporation (hereinafter called "Tenant").

                                 W I T N E S S E T H :

     WHEREAS, Landlord owns a nursing center located in Denver, Colorado, formerly known as South Monoco Care Center, but now known as Mariner Health of Denver (the "Facility"); and

     WHEREAS, Landlord and Tenant entered into that certain Amended and Restated Operating Lease dated May 24, 1995, but made effective the 2nd day of January, 1996 (the "Amended and Restated Operating Lease"), pursuant to which the parties amended and restated the original lease between the parties dated April 1, 1994 (and amended on January 1, 1995), wherein the Landlord leased the Facility to the Tenant; and

     WHEREAS, Landlord and Tenant desire to amend the Amended and Restated Operating Lease as set forth hereinafter, with such amendment to become effective at the Effective Time.

     THEREFORE, for and in consideration of the mutual benefits to be gained by the performance hereof, Landlord and Tenant do hereby amend the Amended and Restated Operating Lease as follows:

     1. The first sentence of Section 2 of the Amended and Restated Operating Lease is hereby amended to read as follows: "The Term of this Lease shall begin at 12 o'clock A.M. on January 2, 1996, and shall continue for a period of eighteen (18) years and four (4) months from January 2, 1996, unless sooner terminated as provided hereinafter."

     2. The first sentence of Subsection 37b.(1) of the Amended and Restated Operating Lease is hereby amended to read as follows: "Tenant may exercise its Option granted in this Section 37(b)(1) at any time during the 365-day period commencing on December 1, 2008 (the "Purchase Option Date").
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     3.  Subject to the amendments set forth herein, the remaining terms and conditions of the Amended and Restated Operating Lease (as previously amended) shall remain in full force and effect and are hereby reaffirmed and ratified.

     4. This First Amendment shall become effective at, and shall only be effective from and after, the Effective Time. Prior to the Effective Time, this First Amendment shall be of no force or effect. In the event the Effective Time (as defined above) has not occurred by June 30, 1999, this First Amendment shall be null and void.

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the date hereinabove set forth.

                                    LANDLORD:

                                    DENVER MEDICAL INVESTORS,
                                    LTD. (L.P.)



                                    By:___________________________________

                                       General Partner

                                    TENANT:

                                    MARINER HEALTH CARE OF
                                    NASHVILLE, INC.



                                    By:___________________________________

                                     Title:_____________________________

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                                 ACKNOWLEDGMENTS

STATE OF GEORGIA
COUNTY OF ___________________

     On this the _____ day of _________, 1998, before me, the undersigned officer, personally appeared ______________________________, known to me to be the general partner of the aforesaid limited partnership and the person whose name is subscribed to the within instrument and acknowledged that he executed the same as general partner of said partnership for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    _______________________________________
                                    Notary Public


                                                 [NOTARIAL SEAL]

                                    My Commission expires:_______________

STATE/COMMONWEALTH OF _______________________
COUNTY OF ______________________

     On this the _____ day of __________, 1998, before me, the undersigned officer, personally appeared _______________________________________________, known to me to be the  _________________________________________ of the
aforesaid corporation and the person whose name is subscribed to the within instrument as such officer of the aforesaid corporation, and acknowledged that he executed the same in such capacity on behalf of the corporation for the purposes therein contained.


                                    _______________________________________
                                    Notary Public


                                                 [NOTARIAL SEAL]

                                    My Commission expires:_______________

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